LBL-2501-SE1, Rev. 12/02
                             SCHEDULE OF COMMISSIONS

Subject to the terms and conditions of the Selling Agreement, you shall be compensated according to the following schedule of the policy forms shown. The payment of commissions is subject to the rules and practices of Lincoln Benefit Life Company ("LBL or COMPANY"). By submission of an application or the acceptance of commission, you agree to be bound by the provisions of this schedule.

The registered representative may elect to receive commissions pursuant to any of the Options as described below.

                                                                                              Trail Commissions
Plan Name                                          Plan #      % Of Premium                        Years 2+
Investor's Select Variable Annuity                VAP-9330
  Option A - Deposit Ages:  0-80                                   7.00                               0
  Option B - Deposit Ages:  0-80                                   6.00                              .25
  Option C - Deposit Ages:  0-85                                   4.00                              .50
Consultant I Variable Annuity                     VAP-9830
  Option A - Deposit Ages:  0-80                                   7.00                               0
                       81-90                                       3.50                               0
  Option B - Deposit Ages:  0-80                                   6.00                              .25
                       81-90                                       2.50                              .25
  Option C - Deposit Ages:  0-80 only                              4.00                              .50
Consultant II Variable Annuity                    VAP-9840         1.00                              1.00
Premier Planner Variable Annuity                  VAP-9950
  Option A - Deposit Ages:  0-75                                   5.50                               0
                       76-85                                       2.75                               0
  Option B - Deposit Ages:  0-75                                   4.00                              .25
                       76-85                                       2.00                              .25
  Option C - Deposit Ages:  0-75                                   2.00                   .25 yrs 2-8 / 1.00 yrs 9+
                       76-85                                       1.00                   .25 yrs 2-8 / 1.00 yrs 9+
LBL Advantage Variable Annuity                    VAP-0100
   Option A - Deposit Ages:  0-80                                  8.00                               0
                        81-85                                      5.00                               0
                        86-90                                      3.50                               0
   Option B - Deposit Ages:  0-80                                  6.50                              .25
                        81-85                                      4.10                              .25
                        86-90                                      2.90                              .25
   Option C - Deposit Ages:  0-80                                  5.50                   .25 yrs 2-8 / 1.00 yrs 9+
                        81-85                                      3.50                   .25 yrs 2-8 / 1.00 yrs 9+
                        86-90                                      2.50                   .25 yrs 2-8 / 1.00 yrs 9+
   Option D - All Ages:                                            1.50                              1.00

                               VARIABLE ANNUITIES

(a) For determining commissions, "Deposit Ages" refers to the age of the oldest living owner at the time a deposit or premium is received or, if the owner is not a natural person, the age of the oldest annuitant.

(b) For annuitization in the first two contract years, a commission chargeback will be applied which is equivalent to the difference in commission between that product and the fixed SPIA currently being sold.

(c) In any replacement involving Home Office Conservation Services, a 1% commission reduction will be assessed.

(d)     For Investor's Select, Consultant I and Premier Planner:

     1. Except for Premier Planner Option C, the trail commissions under Option B or C will be paid quarterly at a rate of .0625% or .125%, respectively, of the contract value for all contracts at least 15 months old. Trail commissions may be elected by the registered representative writing the policy. If neither Option A, B, nor C is elected, compensation at all levels will be paid under Option B.

     2. For Premier Planner Option C, the trail commission will be paid for all contracts at least 15 months old. In years 2-8, the trail will be paid quarterly at a rate of .0625% of the contract value. In years 9+, the trail will be paid quarterly on any premiums that are less than 8 years old at .0625%. Contract value attributable to premium 8 years and older will be paid quarterly at a rate of .25%.

(e)     For Consultant II:

     1. The trail commission will be paid quarterly at a rate of .25% of the contract value for all contracts at least 15 months old.

     2. Any return of premium due to lapse, surrender, or free-look within 60 days of premium payment will result in chargeback of any commission paid on such premium.

     3. Any withdrawals made from a Consultant II (either partial or full), which are paid into another plan, will result in commissions being reduced by 1% on the new plan.

(f)     For LBL Advantage:

     1. Option B, the trail commissions will be paid quarterly at a rate of .0625% of the contract value for all contracts at least 15 months old.

     2. For Option C, the trail commission will be paid for all contracts at least 15 months old. In years 2-8, the trail will be paid quarterly at a rate of .0625% of the contract value. In years 9+, the trail will be paid quarterly on any premiums that are less than 8 years old at .0625%. Contract value attributable to premium 8 years and older will be paid quarterly at a rate of .25%.

     3. For Option D, the trail commissions will be paid quarterly at a rate of .25% of the contract value for all contracts at least 15 months old.

     4. If neither Option A, B, C nor D is elected, compensation at all levels will be paid under Option B.

                                                                                        Renewal Commissions
Plan Name                                     Plan #      % Of Premium                     (% of premium)
Investor's Select Variable Universal Life    VUL-9390
  Option A-First Year Target Premium                         95.00                               0
     Renewal Premiums - Up to Target                                                            3.75
     Excess (All Years)  - Issue Ages:                        3.75                              3.75
0-49                                                          2.85                              2.85
                               50-54                          1.90                              1.90
                               55-59                          .95                               .95
                               60-64                           0                                 0
                               65+
  Option B-First Year Target Premium                         95.00                              3.25
                      Issue Ages:  0-59                      85.00                              3.25
                               60-80                           0                                 0
     Excess (All Years)                                       .25                               .25
     Trail Commission (Years 2+)

Plan Name                                     Plan #      % Of Premium                   Trail Commissions
Consultant SL                                VUL-9900
  Option A-First Year Target Premium                         95.00                               -
     First Year Excess and Renewal Years
2-5                                                           3.00                               -
                      Issue Ages:  0-59                       2.00                               -
                               60+                            .25                               .25
     Trail Commission (Years 6+)
                                                             80.00                               -
  Option B-First Year Target Premium
     First Year Excess and Renewal Years                      2.00                               -
2-5                                                           1.00                               -
                      Issue Ages:  0-59                       .60                               .60
                               60+                            .25                               .25
     Trail Commission  (Years 2-14)
                    (Years 15+)
Consultant Variable Universal Life           VUL-9800
Option A-First Year Target Premium                           100.00                              -
     First Year Excess and Renewal Years
2-5                                                           3.00                               -
                      Issue Ages:  0-59                       2.00                               -
                               60+                            .25                               .25
     Trail Commission (Years 6+)
                                                             85.00                               -
  Option B-First Year Target Premium
     First Year Excess and Renewal Years                      2.00                               -
2-5                                                           1.00                               -
                      Issue Ages:  0-59                       .60                               .60
                               60+                            .25                               .25
     Trail Commission  (Years 2-14)
                    (Years 15+)
Consultant Accumulator                       VUL-0220
Variable Universal Life
Option A-First Year Target Premium                           95.00                               -
     First Year Excess and Renewal Years
2-5                                                           3.00                               -
                      Issue Ages:  0-59                       2.00                               -
                               60+                            .25                               .25
     Trail Commission (Years 6+)
                                                             85.00                               -
  Option B-First Year Target Premium
     First Year Excess and Renewal Years                      2.00                               -
2-5                                                           1.00                               -
                      Issue Ages:  0-59                       .60                               .60
                               60+                            .25                               .25
     Trail Commission  (Years 2-10)
                    (Years 11+)
Consultant Protector                         VUL-0230
Variable Universal Life
Option A-First Year Target Premium                           85.00                               -
     First Year Excess and Renewal Years 2+
                      Issue Ages:  0-59                       3.00                               -
                               60+                            2.00                               -
     Trail Commission (Years 6+)                              .15                               .15

  Option B-First Year Target Premium                         85.00                               -
     First Year Excess and Renewal Years
2+                                                            2.00                               -
                      Issue Ages:  0-59                       1.00                               -
                               60+                            .60                               .60
     Trail Commission  (Years 2-14)                           .15                               .15
                    (Years 15+)



                             VARIABLE UNIVERSAL LIFE

(a) All premium paid into the policy during the first 12 months will be credited to the first year target premium until the full first year target premium has been paid. Any excess first year premium and all renewal premium will be commissioned as stated in the table.

(b) If a term plan is exchanged for a variable universal life policy, full first year commissions will be paid on the premium actually paid by the policy owner. No commission will be payable on premiums which are paid by applying a premium exchange allowance.

(c) No first year commission will be paid on any additional target premium resulting from a temporary substandard extra premium.

(d) Renewal commissions will not be paid on premiums paid under a continuation of premium rider.

(e) If the withdrawal charges are waived by the COMPANY when an existing policy value is rolled over to a new policy, commissions on the new policy will be reduced in accordance with the COMPANY'S published rules.

(f) The Primary Insured Term Rider ("Prime Term Rider") for Investor's Select VUL does not increase target premium. Premium paid in the first year toward the Prime Term Rider "safety net" will be commissioned at the excess/renewal rate.

(g) For all products where the Full Surrender Charge Adjustment Rider has been selected, commissions will be paid according to the following:

     1. Commissions, target and excess will be levelized and paid over the first 5 years of the policy, so long as the policy remains inforce. Commissions for year 1 will be divided by 5 and paid out over the first 5 years; commissions for year 2 will be divided by 4 and paid out over the remaining 4 years; commissions for year 3 will be divided by 3 and paid out over the remaining 3 years; commissions for year 4 will be divided by 2 and paid out over the remaining 2 years and commissions for year 5 will not be divided and will be paid out normally.

     2. A 100% commission chargeback will apply upon lapse or surrender in the first 6 months; 50% commission chargeback will apply in months 7-12.

     3. Commissions will be adjusted pro rata on any increases or decreases in face amount during the first 5 years, for any premiums paid at, or subsequent to, the time of the decrease. Commissions on new premiums associated with increases in face amount during the first 5 years will be levelized and paid in the same manner as described in {(g) 1.} above.

(h)           For Investor's Select VUL:

     1. For issue ages 0-69, the target premium is equal to the "safety net" premium for the minimum guaranteed death benefit. For issue ages 70+, the target is frozen at the age 69 level.

     2. Under Option B, the trail commission will be paid quarterly at a rate of .0625% of the net policy value for all policies at least 15 months old. If neither option is elected, compensation will be paid under Option A.

     3. An increase in face amount after issue will not result in an increase in target premium for commission purposes.

(i)           For Consultant SL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-14) and .0625% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

     3.   "Issue Age" refers to the youngest of the two primary insureds.

(j)           For Consultant VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-14) and .0625% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

(k)           For Consultant Accumulator VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-10) and .0625% (Years 11+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

(l)           For Consultant Protector VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0375% for Option A, and .15% (Years 2-14) and .0375% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

     3. Under Option A, premiums paid during the first 36 months will be credited to the first year target premium, until the full first year target premium has been paid.

          i) If the sum of premiums paid exceeds the full target premium during the first 12 months, excess premium and all renewal premium will be commissioned as stated above.

          ii) If the sum of premiums paid exceeds the full target premium during months 13-36, additional renewal premium will be commissioned as stated above.

          iii) Renewal premium beyond month 36 will be commissioned as stated above.




LBL-2502-SE2, Rev. 12/02
                             SCHEDULE OF COMMISSIONS

Subject to the terms and conditions of the Selling Agreement, you shall be compensated according to the following schedule of the policy forms shown. The payment of commissions is subject to the rules and practices of Lincoln Benefit Life Company ("LBL or COMPANY"). By submission of an application or the acceptance of commission, you agree to be bound by the provisions of this schedule.

The registered representative may elect to receive commissions pursuant to any of the Options as described below.

                                                                                              Trail Commissions
Plan Name                                           Plan #     % Of Premium                        Years 2+
Investor's Select Variable Annuity                 VAP-9330
   Option A - Deposit Ages:  0-80                                  6.50                               0
   Option B - Deposit Ages:  0-80                                  5.50                              .25
   Option C - Deposit Ages:  0-85                                  3.50                              .50
Consultant I Variable Annuity                      VAP-9830
   Option A - Deposit Ages:  0-80                                  6.50                               0
                        81-90                                      3.25                               0
   Option B - Deposit Ages:  0-80                                  5.50                              .25
                        81-90                                      2.25                              .25
   Option C - Deposit Ages:  0-80 only                             3.50                              .50
Consultant II Variable Annuity                     VAP-9840        1.00                              1.00
Premier Planner Variable Annuity                   VAP-9950
   Option A - Deposit Ages:  0-75                                  5.00                               0
                        76-85                                      2.50                               0
   Option B - Deposit Ages:  0-75                                  3.50                              .25
                        76-85                                      1.75                              .25
   Option C - Deposit Ages:  0-75                                  1.50                   .25 yrs 2-8 / 1.00 yrs 9+
                        76-85                                      1.00                   .25 yrs 2-8 / 1.00 yrs 9+
LBL Advantage Variable Annuity                     VAP-0100
   Option A - Deposit Ages:  0-80                                  7.50                               0
                        81-85                                      4.50                               0
                        86-90                                      3.00                               0
   Option B - Deposit Ages:  0-80                                  6.00                              .25
                        81-85                                      3.60                              .25
                        86-90                                      2.40                              .25
   Option C - Deposit Ages:  0-80                                  5.00                   .25 yrs 2-8 / 1.00 yrs 9+
                        81-85                                      3.00                   .25 yrs 2-8 / 1.00 yrs 9+
                        86-90                                      2.00                   .25 yrs 2-8 / 1.00 yrs 9+
   Option D - All Ages:                                            1.00                              1.00

                               VARIABLE ANNUITIES

(a) For determining commissions, "Deposit Ages" refers to the age of the oldest living owner at the time a deposit or premium is received or, if the owner is not a natural person, the age of the oldest annuitant.
(b) For annuitization in the first two contract years, a commission chargeback will be applied which is equivalent to the difference in commission between that product and the fixed SPIA currently being sold.
(c) In any replacement involving Home Office Conservation Services, a 1% commission reduction will be assessed.

(d)     For Investor's Select, Consultant I and Premier Planner:

     1. Except for Premier Planner Option C, the trail commissions under Option B or C will be paid quarterly at a rate of .0625% or .125%, respectively, of the contract value for all contracts at least 15 months old. Trail commissions may be elected by the registered representative writing the policy. If neither Option A, B, nor C is elected, compensation at all levels will be paid under Option B.

     2. For Premier Planner Option C, the trail commission will be paid for all contracts at least 15 months old. In years 2-8, the trail will be paid quarterly at a rate of .0625% of the contract value. In years 9+, the trail will be paid quarterly on any premiums that are less than 8 years old at .0625%. Contract value attributable to premium 8 years and older will be paid quarterly at a rate of .25%.

(e)     For Consultant II:

     1. The trail commission will be paid quarterly at a rate of .25% of the contract value for all contracts at least 15 months old.

     2. Any return of premium due to lapse, surrender, or free-look within 60 days of premium payment will result in chargeback of any commission paid on such premium.

     3. Any withdrawals made from a Consultant II (either partial or full), which are paid into another plan, will result in commissions being reduced by 1% on the new plan.

(f)     For LBL Advantage:

     1. Option B, the trail commissions will be paid quarterly at a rate of .0625% of the contract value for all contracts at least 15 months old.

     2. For Option C, the trail commission will be paid for all contracts at least 15 months old. In years 2-8, the trail will be paid quarterly at a rate of .0625% of the contract value. In years 9+, the trail will be paid quarterly on any premiums that are less than 8 years old at .0625%. Contract value attributable to premium 8 years and older will be paid quarterly at a rate of .25%.

     3. For Option D, the trail commissions will be paid quarterly at a rate of .25% of the contract value for all contracts at least 15 months old.

     4. If neither Option A, B, C nor D is elected, compensation at all levels will be paid under Option B.



                                                                                        Renewal Commissions
Plan Name                                      Plan #     % Of Premium                     (% of premium)
Investor's Select Variable Universal Life     VUL-9390
   Option A-First Year Target Premium                        90.00                               0
     Renewal Premiums - Up to Target                                                            3.50
     Excess (All Years)  - Issue Ages:  0-49                  3.50                              3.50
                                50-54                         2.70                              2.70
                                55-59                         1.80                              1.80
                                60-64                         .90                               .90
                                65+                            0                                 0
   Option B-First Year Target Premium
                      Issue Ages:  0-59                      90.00                              3.00
                                60-80                        80.00                              3.00
     Excess (All Years)                                        0                                 0
     Trail Commission (Years 2+)                              .25                               .25

Plan Name                                      Plan #     % Of Premium                   Trail Commissions
Consultant SL                                 VUL-9900
   Option A-First Year Target Premium                        90.00                               -
     First Year Excess and Renewal Years
     2-5                                                      2.75                               -
                      Issue Ages:  0-59                       1.75                               -
                                60+                                                             .25
     Trail Commission (Years 6+)
                                                             75.00                               -
   Option B-First Year Target Premium
     First Year Excess and Renewal Years 2-5                  1.90                               -
                      Issue Ages:  0-59                       .90                                -
                                60+                           .60                               .60
     Trail Commission  (Years 2-14)                           .25                               .25
                    (Years 15+)
Consultant Variable Universal Life            VUL-9800
   Option A-First Year Target Premium                        95.00                               -
     First Year Excess and Renewal Years
     2-5                                                      2.75                               -
                      Issue Ages:  0-59                       1.75                               -
                                60+                           .25                               .25
     Trail Commission (Years 6+)
                                                             80.00                               -
   Option B-First Year Target Premium
     First Year Excess and Renewal Years 2-5                  1.90                               -
                      Issue Ages:  0-59                       .90                                -
                                60+                           .60                               .60
     Trail Commission  (Years 2-14)                           .25                               .25
                    (Years 15+)
Consultant Accumulator                        VUL-0220
 Variable Universal Life
   Option A-First Year Target Premium                        90.00                               -
     First Year Excess and Renewal Years
     2-5                                                      2.75                               -
                      Issue Ages:  0-59                       1.75                               -
                                60+                           .25                               .25
     Trail Commission (Years 6+)
                                                             80.00                               -
   Option B-First Year Target Premium
     First Year Excess and Renewal Years 2-5                  1.90                               -
                      Issue Ages:  0-59                       .90                                -
                                60+                           .60                               .60
     Trail Commission  (Years 2-10)                           .25                               .25
                    (Years 11+)
Consultant Protector                          VUL-0230
Variable Universal Life
   Option A-First Year Target Premium                        80.00                               -
     First Year Excess and Renewal Years 2+
                      Issue Ages:  0-59                       2.75                               -
                                60+                           1.75                               -
     Trail Commission (Years 6+)                              .15                               .15

   Option B-First Year Target Premium                        80.00                               -
     First Year Excess and Renewal Years 2+
                      Issue Ages:  0-59                       1.90                               -
                                60+                           .90                                -
     Trail Commission  (Years 2-14)                           .60                               .60
                    (Years 15+)                               .15                               .15



                             VARIABLE UNIVERSAL LIFE

(a) All premium paid into the policy during the first 12 months will be credited to the first year target premium until the full first year target premium has been paid. Any excess first year premium and all renewal premium will be commissioned as stated in the table.

(b) If a term plan is exchanged for a variable universal life policy, full first year commissions will be paid on the premium actually paid by the policy owner. No commission will be payable on premiums which are paid by applying a premium exchange allowance.

(c) No first year commission will be paid on any additional target premium resulting from a temporary substandard extra premium.

(d) Renewal commissions will not be paid on premiums paid under a continuation of premium rider.

(e) If the withdrawal charges are waived by the COMPANY when an existing policy value is rolled over to a new policy, commissions on the new policy will be reduced in accordance with the COMPANY'S published rules.

(f) The Primary Insured Term Rider ("Prime Term Rider") for Investor's Select VUL does not increase target premium. Premium paid in the first year toward the Prime Term Rider "safety net" will be commissioned at the excess/renewal rate.

(g) For all products where the Full Surrender Charge Adjustment Rider has been selected, commissions will be paid according to the following:

     1. Commissions, target and excess will be levelized and paid over the first 5 years of the policy, so long as the policy remains inforce. Commissions for year 1 will be divided by 5 and paid out over the first 5 years; commissions for year 2 will be divided by 4 and paid out over the remaining 4 years; commissions for year 3 will be divided by 3 and paid out over the remaining 3 years; commissions for year 4 will be divided by 2 and paid out over the remaining 2 years and commissions for year 5 will not be divided and will be paid out normally.

     2. A 100% commission chargeback will apply upon lapse or surrender in the first 6 months; 50% commission chargeback will apply in months 7-12.

     3. Commissions will be adjusted pro rata on any increases or decreases in face amount during the first 5 years, for any premiums paid at, or subsequent to, the time of the decrease. Commissions on new premiums associated with increases in face amount during the first 5 years will be levelized and paid in the same manner as described in {(g) 1.} above.

(h)       For Investor's Select VUL:

     1. For issue ages 0-69, the target premium is equal to the "safety net" premium for the minimum guaranteed death benefit. For issue ages 70+, the target is frozen at the age 69 level.

     2. Under Option B, the trail commission will be paid quarterly at a rate of .0625% of the net policy value for all policies at least 15 months old. If neither option is elected, compensation will be paid under Option A.

     3. An increase in face amount after issue will not result in an increase in target premium for commission purposes.

(i)       For Consultant SL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-14) and .0625% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

     3.   "Issue Age" refers to the youngest of the two primary insureds.

(j)       For Consultant VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-14) and .0625% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

(k)       For Consultant Accumulator VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-10) and .0625% (Years 11+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

(l)       For Consultant Protector VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0375% for Option A, and .15% (Years 2-14) and .0375% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

     3. Under Option A, premiums paid during the first 36 months will be credited to the first year target premium, until the full first year target premium has been paid.

          i) If the sum of premiums paid exceeds the full target premium during the first 12 months, excess premium and all renewal premium will be commissioned as stated above.

          ii) If the sum of premiums paid exceeds the full target premium during months 13-36, additional renewal premium will be commissioned as stated above.

          iii) Renewal premium beyond month 36 will be commissioned as stated above.

LBL-2556-EWA, Rev. 12/02
                             SCHEDULE OF COMMISSIONS

Subject to the terms and conditions of the Executive Wholesaling Agreement, the Executive Wholesaler shall be compensated according to the following schedule of the policy forms shown for all policies written after April 1, 1998. The commissions provided in this schedule shall be reduced by the amount of commissions paid at the broker/dealer level as shown below. The payment of commissions is subject to the rules and practices of LBL and ALFS.

                                                                 Executive       Retailing       Retailing
                                                                Wholesaler    Broker/Dealer 1 Broker/Dealer 2  Trail Commissions
   Plan Name                                         Plan #    % Of Premium    % Of Premium    % Of Premium         Years 2+
   Investor's Select Variable Annuity               VAP-9330
     Option A - Deposit Ages:  0-80                                7.16            7.00            6.50                0
     Option B - Deposit Ages:  0-80                                6.16            6.00            5.50               .25
     Option C - Deposit Ages:  0-85                                4.16            4.00            3.50               .50
   Consultant I Variable Annuity                    VAP-9830
      Option A - Deposit Ages:  0-80                               7.16            7.00            6.50                0
                           81-90                                   3.66            3.50            3.25                0
      Option B - Deposit Ages:  0-80                               6.16            6.00            5.50               .25
                           81-90                                   2.66            2.50            2.25               .25
      Option C - Deposit Ages:  0-80 only                          4.16            4.00            3.50               .50
   Consultant II Variable Annuity                   VAP-9840
               Deposit Ages:  0-80                                 1.16            1.00            1.00               1.00
                           81-90                                   1.08            1.00            1.00               1.00
   Premier Planner Variable Annuity                 VAP-9950
      Option A - Deposit Ages:  0-75                               5.66            5.50            5.00                0
                           76-85                                   2.91            2.75            2.50                0
      Option B - Deposit Ages:  0-75                               4.16            4.00            3.50               .25
                           76-85                                   2.16            2.00            1.75               .25
      Option C - Deposit Ages:  0-75                               2.16            2.00            1.50        .25 yrs 2-8 / 1.00
                           76-85                                   1.16             1.00           1.00              yrs 9+
                                                                                                               .25 yrs 2-8 / 1.00
                                                                                                                     yrs 9+
LBL Advantage Variable Annuity                    VAP-0100
   Option A - Deposit Ages:  0-80                                8.16           8.00             7.50                0
                        81-85                                    5.16           5.00             4.50                0
                        86-90                                    3.66           3.50             3.00                0
   Option B - Deposit Ages:  0-80                                6.66           6.50             6.00               .25
                        81-85                                    4.26           4.10             3.60               .25
                        86-90                                    3.06           2.90             2.40               .25
   Option C - Deposit Ages:  0-80                                5.66           5.50             5.00       .25 yrs 2-8 / 1.00
                        81-85                                    3.66           3.50             3.00             yrs 9+
                        86-90                                    2.66           2.50             2.00       .25 yrs 2-8 / 1.00
   Option D - All Ages:                                          1.66           1.50             1.00             yrs 9+
                                                                                                            .25 yrs 2-8 / 1.00
                                                                                                                  yrs 9+


                               VARIABLE ANNUITIES

(a) For determining commissions, "Deposit Ages" refers to the age of the oldest living owner at the time a deposit or premium is received or, if the owner is not a natural person, the age of the oldest annuitant.
(b) For annuitization in the first two contract years, a commission chargeback will be applied which is equivalent to the difference in commission between that product and the fixed SPIA currently being sold.
(c) In any replacement involving Home Office Conservation Services, a 1% commission reduction will be assessed. (d) For Investor's Select, Consultant I and Premier Planner:

     1. Except for Premier Planner Option C, the trail commissions under Option B or C will be paid quarterly at a rate of .0625% or .125%, respectively, of the contract value for all contracts at least 15 months old. Trail commissions may be elected by the registered representative writing the policy. If neither Option A, B, nor C is elected, compensation at all levels will be paid under Option B.

     2. For Premier Planner Option C, the trail commission will be paid for all contracts at least 15 months old. In years 2-8, the trail will be paid quarterly at a rate of .0625% of the contract value. In years 9+, the trail will be paid quarterly on any premiums that are less than 8 years old at .0625%. Contract value attributable to premium 8 years and older will be paid quarterly at a rate of .25%.

(e)     For Consultant II:

     1. The trail commission will be paid quarterly at a rate of .25% of the contract value for all contracts at least 15 months old.

     2. Any return of premium due to lapse, surrender, or free-look within 60 days of premium payment will result in chargeback of any commission paid on such premium.

     3. Any withdrawals made from a Consultant II (either partial or full), which are paid into another plan, will result in commissions being reduced by 1% on the new plan.

(f)     For LBL Advantage:

     1. Option B, the trail commissions will be paid quarterly at a rate of .0625% of the contract value for all contracts at least 15 months old.

     2. For Option C, the trail commission will be paid for all contracts at least 15 months old. In years 2-8, the trail will be paid quarterly at a rate of .0625% of the contract value. In years 9+, the trail will be paid quarterly on any premiums that are less than 8 years old at .0625%. Contract value attributable to premium 8 years and older will be paid quarterly at a rate of .25%.

     3. For Option D, the trail commissions will be paid quarterly at a rate of .25% of the contract value for all contracts at least 15 months old.

     4. If neither Option A, B, C nor D is elected, compensation at all levels will be paid under Option B.




                                                               Executive Wholesaler        Retailing       Retailing Broker/Dealer
           Plan Name                                   Plan #      % Of Premium         Broker/Dealer 1               2
                                                                                         % Of Premium            % Of Premium
           Investor's Select Variable Universal Life  VUL-9390
              Option A-First Year Target Premium                       99.00                 95.00                  90.00
                Renewal Premiums - Up to Target                        3.75                  3.75                    3.50
                Excess (All Years)  - Issue Ages:                      3.75                  3.75                    3.50
                0-49                                                   2.85                  2.85                    2.70
                                           50-54                       1.90                  1.90                    1.80
                                           55-59                        .95                   .95                    .90
                                           60-64                         0                     0                      0
                                           65+
              Option B-First Year Target Premium                       99.00                 95.00                  90.00
                                  Issue Ages:  0-59                    85.00                 85.00                  80.00
                                           60-80                       3.25                  3.25                    3.00
                Renewal Premiums - Up to Target                          0                     0                      0
                Excess (All Years)                                      .25                   .25                    .25
                Trail Commission (Years 2+)

           Plan Name                                   Plan #      % Of Premium          % Of Premium            % Of Premium
           Consultant SL                              VUL-9900
              Option A-First Year Target Premium                       99.00                 95.00                  90.00
                First Year Excess and Renewal Years
                2-5                                                    4.00                  3.00                    2.75
                                 Issue Ages:  0-59                     3.00                  2.00                    1.75
                                           60+                          .25                   .25                    .25
                Trail Commission (Years 6+)
                                                                       84.00                 80.00                  75.00
              Option B-First Year Target Premium
                First Year Excess and Renewal Years                    2.50                  2.00                    1.90
                2-5                                                    1.50                  1.00                    .90
                                 Issue Ages:  0-59                      .60                   .60                    .60
                                           60+                          .25                   .25                    .25
                Trail Commission  (Years 2-14)
                                (Years 15+)
           Consultant Variable Universal Life         VUL-9800
              Option A-First Year Target Premium                      104.00                100.00                  95.00
                First Year Excess and Renewal Years
                2-5                                                    4.00                  3.00                    2.75
                                 Issue Ages:  0-59                     3.00                  2.00                    1.75
                                           60+                          .25                   .25                    .25
                Trail Commission (Years 6+)
                                                                       89.00                 85.00                  80.00
              Option B-First Year Target Premium
                First Year Excess and Renewal Years                    2.50                  2.00                    1.90
                2-5                                                    1.50                  1.00                    .90
                                 Issue Ages:  0-59                      .60                   .60                    .60
                                           60+                          .25                   .25                    .25
                Trail Commission  (Years 2-14)
                                (Years 15+)
           Consultant Accumulator                     VUL-0220
           Variable Universal Life
              Option A-First Year Target Premium                       99.00                 95.00                  90.00
                First Year Excess and Renewal Years
                2-5                                                    4.00                  3.00                    2.75
                                 Issue Ages:  0-59                     3.00                  2.00                    1.75
                                           60+                          .25                   .25                    .25
                Trail Commission (Years 6+)
                                                                       89.00                 85.00                  80.00
              Option B-First Year Target Premium
                First Year Excess and Renewal Years                    2.50                  2.00                    1.90
                2-5                                                    1.50                  1.00                    .90
                                 Issue Ages:  0-59                      .60                   .60                    .60
                                           60+                          .25                   .25                    .25
                Trail Commission  (Years 2-10)
                                (Years 11+)
           Consultant Protector                       VUL-0230
           Variable Universal Life
              Option A-First Year Target Premium                       89.00                 85.00                  80.00
                First Year Excess and Renewal Years
                2+                                                     4.00                  3.00                    2.75
                                 Issue Ages:  0-59                     3.00                  2.00                    1.75
                                           60+                          .15                   .15                    .15
                Trail Commission (Years 6+)
                                                                       89.00                 85.00                  80.00
              Option B-First Year Target Premium
                First Year Excess and Renewal Years                    2.50                  2.00                    1.90
                2+                                                     1.50                  1.00                    .90
                                 Issue Ages:  0-59                      .60                   .60                    .60
                                           60+                          .15                   .15                    .15
                Trail Commission  (Years 2-14)
                                (Years 15+)



                             VARIABLE UNIVERSAL LIFE

(a) All premium paid into the policy during the first 12 months will be credited to the first year target premium until the full first year target premium has been paid. Any excess first year premium and all renewal premium will be commissioned as stated in the table.

(b) If a term plan is exchanged for a variable universal life policy, full first year commissions will be paid on the premium actually paid by the policy owner. No commission will be payable on premiums which are paid by applying a premium exchange allowance.

(c) No first year commission will be paid on any additional target premium resulting from a temporary substandard extra premium.

(d) Renewal commissions will not be paid on premiums paid under a continuation of premium rider.

(e) If the withdrawal charges are waived by the COMPANY when an existing policy value is rolled over to a new policy, commissions on the new policy will be reduced in accordance with the COMPANY'S published rules.

(f) The Primary Insured Term Rider ("Prime Term Rider") for Investor's Select VUL does not increase target premium. Premium paid in the first year toward the Prime Term Rider "safety net" will be commissioned at the excess/renewal rate.

(g) For all products where the Full Surrender Charge Adjustment Rider has been selected, commissions will be paid according to the following:

     1. Commissions, target and excess will be levelized and paid over the first 5 years of the policy, so long as the policy remains inforce. Commissions for year 1 will be divided by 5 and paid out over the first 5 years; commissions for year 2 will be divided by 4 and paid out over the remaining 4 years; commissions for year 3 will be divided by 3 and paid out over the remaining 3 years; commissions for year 4 will be divided by 2 and paid out over the remaining 2 years and commissions for year 5 will not be divided and will be paid out normally.

     2. A 100% commission chargeback will apply upon lapse or surrender in the first 6 months; 50% commission chargeback will apply in months 7-12.

     3. Commissions will be adjusted pro rata on any increases or decreases in face amount during the first 5 years, for any premiums paid at, or subsequent to, the time of the decrease. Commissions on new premiums associated with increases in face amount during the first 5 years will be levelized and paid in the same manner as described in {(g) 1.} above.

(h)     For Investor's Select VUL:

     1. For issue ages 0-69, the target premium is equal to the "safety net" premium for the minimum guaranteed death benefit. For issue ages 70+, the target is frozen at the age 69 level.

     2. Under Option B, the trail commission will be paid quarterly at a rate of .0625% of the net policy value for all policies at least 15 months old. If neither option is elected, compensation will be paid under Option A.

     3. An increase in face amount after issue will not result in an increase in target premium for commission purposes.

(i)     For Consultant SL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-14) and .0625% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

     3.   "Issue Age" refers to the youngest of the two primary insureds.

(j)     For Consultant VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-14) and .0625% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

(k)     For Consultant Accumulator VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-10) and .0625% (Years 11+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

(l)     For Consultant Protector VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0375% for Option A, and .15% (Years 2-14) and .0375% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

LBL-2558-MWA, Rev. 12/02
                             SCHEDULE OF COMMISSIONS

Subject to the terms and conditions of the Master Wholesaling Agreement, the Master Wholesaler shall be compensated according to the following schedule of the policy forms shown for all policies written after April 1, 1998. The commissions provided in this schedule shall be reduced by the amount of commissions paid at the Executive Wholesaler and/or broker/dealer level as shown below. The payment of commissions is subject to the rules and practices of LBL and ALFS.

                                                       Master        Executive        Retailing        Retailing        Trail
                                                     Wholesaler      Wholesaler    Broker/Dealer 1  Broker/Dealer 2  Commissions
Plan Name                                 Plan #    % Of Premium    % Of Premium    % Of Premium     % Of Premium      Years 2+
Investor's Select Variable Annuity       VAP-9330
   Option A - Deposit Ages:  0-80                       7.40            7.16            7.00             6.50             0
   Option B - Deposit Ages:  0-80                       6.40            6.16            6.00             5.50            .25
   Option C - Deposit Ages:  0-85                       4.40            4.16            4.00             3.50            .50
Consultant I Variable Annuity            VAP-9830
   Option A - Deposit Ages:  0-80                       7.40            7.16            7.00             6.50             0
                        81-90                           3.90            3.66            3.50             3.25             0
   Option B - Deposit Ages:  0-80                       6.40            6.16            6.00             5.50            .25
                        81-90                           2.90            2.66            2.50             2.25            .25
   Option C - Deposit Ages:  0-80 only                  4.40            4.16            4.00             3.50            .50
Consultant II Variable Annuity           VAP-9840
            Deposit Ages:  0-80                         1.40            1.16            1.00             1.00            1.00
                        81-90                           1.20            1.08            1.00             1.00            1.00
Premier Planner Variable Annuity         VAP-9950
   Option A - Deposit Ages:  0-75                       5.90            5.66            5.50             5.00             0
                        76-85                           2.95            2.91            2.75             2.50             0
   Option B - Deposit Ages:  0-75                       4.40            4.16            4.00             3.50            .25
                        76-85                           2.20            2.16            2.00             1.75            .25
   Option C - Deposit Ages:  0-75                       2.40            2.16            2.00             1.50        .25 yrs 2-8
                                                                                                                     1.00 yrs 9+
                        76-85                           1.20            1.16            1.00             1.00         (all ages)
LBL Advantage Variable Annuity           VAP-0100
   Option A - Deposit Ages:  0-80                       8.40            8.16            8.00              7.50            0
                        81-85                           5.40            5.16            5.00              4.50            0
                        86-90                           3.90            3.66            3.50              3.00            0
   Option B - Deposit Ages:  0-80                       6.90            6.66            6.50              6.00           .25
                        81-85                           4.50            4.26            4.10              3.60           .25
                        86-90                           3.30            3.06            2.90              2.40           .25
   Option C - Deposit Ages:  0-80                       5.90            5.66            5.50              5.00       .25 yrs 2-8
                        81-85                           3.90            3.66            3.50              3.00       1.00 yrs 9+
                        86-90                           2.90            2.66            2.50              2.00        (all ages)
   Option D - All Ages:                                 1.90            1.66            1.50              1.00           1.00

                               VARIABLE ANNUITIES

(a) For determining commissions, "Deposit Ages" refers to the age of the oldest living owner at the time a deposit or premium is received or, if the owner is not a natural person, the age of the oldest annuitant.
(b) For annuitization in the first two contract years, a commission chargeback will be applied which is equivalent to the difference in commission between that product and the fixed SPIA currently being sold.
(c) In any replacement involving Home Office Conservation Services, a 1% commission reduction will be assessed. (d) For Investor's Select, Consultant I and Premier Planner:

     1. Except for Premier Planner Option C, the trail commissions under Option B or C will be paid quarterly at a rate of .0625% or .125%, respectively, of the contract value for all contracts at least 15 months old. Trail commissions may be elected by the registered representative writing the policy. If neither Option A, B, nor C is elected, compensation at all levels will be paid under Option B.

     2. For Premier Planner Option C, the trail commission will be paid for all contracts at least 15 months old. In years 2-8, the trail will be paid quarterly at a rate of .0625% of the contract value. In years 9+, the trail will be paid quarterly on any premiums that are less than 8 years old at .0625%. Contract value attributable to premium 8 years and older will be paid quarterly at a rate of .25%.

(e)     For Consultant II:

     1. The trail commission will be paid quarterly at a rate of .25% of the contract value for all contracts at least 15 months old.

     2. Any return of premium due to lapse, surrender, or free-look within 60 days of premium payment will result in chargeback of any commission paid on such premium.

     3. Any withdrawals made from a Consultant II (either partial or full), which are paid into another plan, will result in commissions being reduced by 1% on the new plan.

(f)     For LBL Advantage:

     1. Option B, the trail commissions will be paid quarterly at a rate of .0625% of the contract value for all contracts at least 15 months old.

     2. For Option C, the trail commission will be paid for all contracts at least 15 months old. In years 2-8, the trail will be paid quarterly at a rate of .0625% of the contract value. In years 9+, the trail will be paid quarterly on any premiums that are less than 8 years old at .0625%. Contract value attributable to premium 8 years and older will be paid quarterly at a rate of .25%.

     3. For Option D, the trail commissions will be paid quarterly at a rate of .25% of the contract value for all contracts at least 15 months old.

     4. If neither Option A, B, C nor D is elected, compensation at all levels will be paid under Option B.




                                                            Master          Executive        Retailing        Retailing
                                                          Wholesaler        Wholesaler    Broker/Dealer 1  Broker/Dealer 2
Plan Name                                     Plan #     % Of Premium      % Of Premium    % Of Premium      % Of Premium
Investor's Select Variable Universal Life    VUL-9390
   Option A-First Year Target Premium                       103.00            99.00            95.00            90.00
     Renewal Premiums - Up to Target                         4.00              3.75            3.75              3.50
     Excess (All Years)  - Issue Ages:  0-49                 4.00              3.75            3.75              3.50
                                50-54                        3.00              2.85            2.85              2.70
                                55-59                        2.00              1.90            1.90              1.80
                                60-64                        1.00              .95              .95              .90
                                65+                            0                0                0                0
   Option B-First Year Target Premium
                      Issue Ages:  0-59                     103.00            99.00            95.00            90.00
                                60-80                        89.00            85.00            85.00            80.00
     Renewal Premiums - Up to Target                         3.50              3.25            3.25              3.00
     Excess (All Years)                                        0                0                0                0
     Trail Commission (Years 2+)                              .25              .25              .25              .25

Plan Name                                     Plan #     % Of Premium      % Of Premium    % Of Premium      % Of Premium
Consultant SL                                VUL-9900
   Option A-First Year Target Premium                       107.00            99.00            95.00            90.00
     First Year Excess and Renewal Years
     2-5                                                     5.00              4.00            3.00              2.75
                      Issue Ages:  0-59                      4.00              3.00            2.00              1.75
                                60+                           .35              .25              .25              .25
     Trail Commission (Years 6+)
                                                             92.00            84.00            80.00            75.00
   Option B-First Year Target Premium
     First Year Excess and Renewal Years 2-5                 3.00              2.50            2.00              1.90
                      Issue Ages:  0-59                      2.00              1.50            1.00              .90
                                60+                           .70              .60              .60              .60
     Trail Commission  (Years 2-14)                           .35              .25              .25              .25
                    (Years 15+)
Consultant Variable Universal Life           VUL-9800
   Option A-First Year Target Premium                       117.00            104.00          100.00            95.00
     First Year Excess and Renewal Years
     2-5                                                     5.00              4.00            3.00              2.75
                      Issue Ages:  0-59                      4.00              3.00            2.00              1.75
                                60+                           .35              .25              .25              .25
     Trail Commission (Years 6+)
                                                            102.00            89.00            85.00            80.00
   Option B-First Year Target Premium
     First Year Excess and Renewal Years 2-5                 3.00              2.50            2.00              1.90
                      Issue Ages:  0-59                      2.00              1.50            1.00              .90
                                60+                           .70              .60              .60              .60
     Trail Commission  (Years 2-14)                           .35              .25              .25              .25
                    (Years 15+)
Consultant Accumulator                       VUL-0220
Variable Universal Life
   Option A-First Year Target Premium                       107.00            99.00            95.00            90.00
     First Year Excess and Renewal Years
     2-5                                                     5.00              4.00            3.00              2.75
                      Issue Ages:  0-59                      4.00              3.00            2.00              1.75
                                60+                           .35              .25              .25              .25
     Trail Commission (Years 6+)
                                                             97.00            89.00            85.00            80.00
   Option B-First Year Target Premium
     First Year Excess and Renewal Years 2-5                 3.00              2.50            2.00              1.90
                      Issue Ages:  0-59                      2.00              1.50            1.00              .90
                                60+                           .70              .60              .60              .60
     Trail Commission  (Years 2-10)                           .35              .25              .25              .25
                    (Years 11+)
Consultant Protector                         VUL-0230
Variable Universal Life
   Option A-First Year Target Premium                        97.00            89.00            85.00            80.00
     First Year Excess and Renewal Years 2+
                      Issue Ages:  0-59                      5.00              4.00            3.00              2.75
                                60+                          4.00              3.00            2.00              1.75
     Trail Commission (Years 6+)                              .21              .15              .15              .15

   Option B-First Year Target Premium                        97.00            89.00            85.00            80.00
     First Year Excess and Renewal Years 2+
                      Issue Ages:  0-59                      3.00              2.50            2.00              1.90
                                60+                          2.00              1.50            1.00              .90
     Trail Commission  (Years 2-14)                           .66              .60              .60              .60
                    (Years 15+)                               .21              .15              .15              .15



                             VARIABLE UNIVERSAL LIFE

(a) All premium paid into the policy during the first 12 months will be credited to the first year target premium until the full first year target premium has been paid. Any excess first year premium and all renewal premium will be commissioned as stated in the table.

(b) If a term plan is exchanged for a variable universal life policy, full first year commissions will be paid on the premium actually paid by the policy owner. No commission will be payable on premiums which are paid by applying a premium exchange allowance.

(c) No first year commission will be paid on any additional target premium resulting from a temporary substandard extra premium.

(d) Renewal commissions will not be paid on premiums paid under a continuation of premium rider.

(e) If the withdrawal charges are waived by the COMPANY when an existing policy value is rolled over to a new policy, commissions on the new policy will be reduced in accordance with the COMPANY'S published rules.

(f) The Primary Insured Term Rider ("Prime Term Rider") for Investor's Select VUL does not increase target premium. Premium paid in the first year toward the Prime Term Rider "safety net" will be commissioned at the excess/renewal rate.

(g) For all products where the Full Surrender Charge Adjustment Rider has been selected, commissions will be paid according to the following:

     1. Commissions, target and excess will be levelized and paid over the first 5 years of the policy, so long as the policy remains inforce. Commissions for year 1 will be divided by 5 and paid out over the first 5 years; commissions for year 2 will be divided by 4 and paid out over the remaining 4 years; commissions for year 3 will be divided by 3 and paid out over the remaining 3 years; commissions for year 4 will be divided by 2 and paid out over the remaining 2 years and commissions for year 5 will not be divided and will be paid out normally.

     2. A 100% commission chargeback will apply upon lapse or surrender in the first 6 months; 50% commission chargeback will apply in months 7-12.

     3. Commissions will be adjusted pro rata on any increases or decreases in face amount during the first 5 years, for any premiums paid at, or subsequent to, the time of the decrease. Commissions on new premiums associated with increases in face amount during the first 5 years will be levelized and paid in the same manner as described in {(g) 1.} above.

(h)     For Investor's Select VUL:

     1. For issue ages 0-69, the target premium is equal to the "safety net" premium for the minimum guaranteed death benefit. For issue ages 70+, the target is frozen at the age 69 level.

     2. Under Option B, the trail commission will be paid quarterly at a rate of .0625% of the net policy value for all policies at least 15 months old. If neither option is elected, compensation will be paid under Option A.

     3. An increase in face amount after issue will not result in an increase in target premium for commission purposes. 4. A bonus commission of .10% of policy value net of any policy loans will be paid each year based upon the year end policy values of all policies with Death Benefit Option 2 in force for at least one year and before the 21st anniversary.

(i)     For Consultant SL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-14) and .0625% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

     3.   "Issue Age" refers to the youngest of the two primary insureds.

(j)     For Consultant VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-14) and .0625% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

(k)     For Consultant Accumulator VUL:

     1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0625% for Option A, and .15% (Years 2-10) and .0625% (Years 11+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.

     2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.

(l)     For Consultant Protector VUL:
1. Under Option A and B, the trail commission will be paid quarterly at a rate of .0375% for Option A, and .15% (Years 2-14) and .0375% (Years 15+) for Option B, respectively, of the net policy value for all Policies at least 15 months old. If neither Option A nor B is elected by the registered representative, compensation at all levels will be paid under Option A.
2. An increase in face amount after issue will result in an increase in target premium based on insured's attained age at time of increase.